UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2012

GBS ENTERPRISES INCORPORATED

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

 (Address of Principal Executive Offices)

 (Zip Code)

(404) 474-7256

 (Registrant's Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report)

Copies to:

 Philip Magri, Esq.

The Sourlis Law Firm

130 Maple Avenue, Suite 9B2

 Red Bank, New Jersey 07701

 Direct Dial: (646) 373-7430

T: (732) 530-9007

 F: (732) 530-9008

philmagri@sourlislaw.com

 www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2012, the Board of Directors appointed Markus Ernst as the Chief Financial Officer (Principal Financial Officer) of GBS Enterprises Incorporated, a Nevada corporation (the “Company”), effective February 24, 2012.  Mr. Ernst replaced Ronald J. Everett who had been serving as the Company’s Chief Financial Officer since August 2, 2010. Mr. Everett resigned as Chief Financial Officer on February 27, 2012.

Business Experience

Markus Ernst (43 years old) has 20 years of experience in the financial sector of several industries in public and private companies. He has extensive knowledge in both national and international finance and mergers and acquisitions. Since July 201, Mr. Ernst has been serving as a professional consultant to the Management Board of GROUP Business Software AG, a German-based public-company whose stock trades on the Frankfurt Exchange under the stock symbol “INW” and which is a 50.1% owned subsidiary of the Company (“GROUP”). From August 2000 to June 2011, Mr. Ernst served as the Chief Financial Officer of GROUP. In November 1995, Mr. Ernst worked as a Financial Analyst in corporate management for Gesellschaft für Zahlungssysteme GmbH (“GZS”), a privately held banking transaction processing company that now belongs to First Data Corp. (NYSE: FDC). As a senior executive and Head of Corporate Control for GZS, he was responsible for corporate planning and control. From October 1994 to October 1995, Mr. Ernst worked as a Head of Financial Operations for Seagram Germany, a subsidiary of Seagram Company Ltd., Montreal, Canada. From September 1992 to June 1994, Mr. Ernst worked as a Financial Analyst for IBM in Mainz, Germany and San Jose, California.

Mr. Ernst has long time management experience in accounting, budgeting, board presentations, cash management, claims processing, financing, investments, information systems, regulatory relations and strategic planning.

In October 1994, Mr. Ernst earned a Master’s Degree in International Management and Industrial Engineering at the University of Applied Science located in Mannheim, Germany and at the University of Applied Science in Ludwigshafen, Germany.

Family Relationships

Mr. Ernst does not have a family relationship (defined in Item 401(d) of Regulation S-K as any relationship by blood, marriage, or adoption, not more remote than first cousin) with any director or executive officer of the Company, or any person nominated or chosen by the Company to become a director of executive officer.

Transactions with Related Persons

None

Material Plan, Contract or Arrangement

Mr. Ernst has agreed to serve as the Chief Financial Officer of the Company pursuant to a Consultant Services Agreement, dated February 24, 2012 (the “Agreement”), between the Company and Green Minds Venture GmbH, a German corporation indirectly wholly-owned by Mr. Ernst (the “Vendor”), for the initial term commencing on February 24, 2012 and terminating on March 31, 2012 (the “Term”), unless terminated earlier be Mr. Ernst and/or the Company pursuant to the terms of the Agreement. Pursuant to the Agreement, after the Term, Mr. Ernst will continue serving as the Company’s CFO on a six-month to six-month basis until either party provides the other party written notice at least thirty (30) days prior to expiration of the applicable term.

In consideration of the services to be rendered during the Term, the Company has agreed to pay the Vendor a base monthly fee (“Base Payment”) of $11,450 plus any taxes, such as a valued added tax (“VAT”), which shall be adjusted from time to time as determined by the Company or the Board based upon the Company's performance as well as the Vendor meeting certain performance objectives. During the term, Vendor will be eligible to earn bonuses as determined by the Board based upon Vendor’s and the Company’s performance as follows:

(i) $20,000 plus any taxes such as VAT, if the Company’s stock is trading above $5.00 for a consecutive 3-month period prior to the end of the Company’s fiscal year ending March 31, 2012 and/or 2013;

(ii) $30,000 plus any taxes such as VAT, if the Company’s stock is trading above $7.50 for a consecutive 3-month period prior to the end of Company’s fiscal year ending March 31, 2013 and/or 2014;

(iii) $25,000 plus any taxes such as VAT, if the Company is trading on the American Stock Exchange (AMEX) for a consecutive 3-month period, and $50,000 plus any taxes such as VAT, if the Company’s stock is trading on the NYSE or NASDAQ for a consecutive 3-month peirod;

(iv) An annual cash payment equal to 7% of the Company’s fiscal year operating income (before taxes and bonuses) up to a maximum amount of $250,000 plus any taxes such as VAT per each fiscal year.

The Company has also agreed to grant the Vendor stock options to acquire 200,000 shares of the Company’s common stock subject to the terms and conditions of the Company’s 2011 ESOP. The options have not been granted as of the filing of this Form 8-K.

The Company shall pay or reimburse Vendor for all reasonable business expenses including, without limitation, cell phones, personal digital assistants (PDA) devices, business travel expenses, reasonably incurred or paid by Vendor in the performance of his responsibilities in accordance with the Company's prevailing policy and practice relating to reimbursements as modified from time to time.

The Vendor may terminate the Agreement upon six months’ prior written notice or by payment to the Company of an amount equal to the Base Salary in lieu of such notice under the Agreement at any time for any reason. In the event of a termination of the Agreement by the Vendor, he shall be entitled to the Accrued Payments (as defined in the Agreement)

The Company may terminate the Agreement with or without “Cause” (as defined in the Agreement) at any time upon prior written notice to Vendor. In the event of a termination of the Agreement for Cause, Vendor shall be entitled only to the Accrued Payments. In the event the Company terminated the Agreement without Cause or if the Vendor terminates the Agreement with “Good Reason” (as defined in the Agreement), the Company has agreed to pay the Vendor all Accrued Expenses as well as a Compensation Package (as defined in the Agreement).

The Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The Company issued the Press Release furnished as Exhibit 99.1 to this 8-K on February 28, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.:	Description:
10.1	Consultant Services Agreement, dated February 24, 2012, between GBS Enterprises Incorporated and Green Minds Venture GmbH
99.1	Press Release, dated February 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By:	/s/ Joerg Ott
Joerg Ott
Chief Executive Officer
(Principal Executive Officer)

Dated: February 28, 2012